Plan Expenses	12 Months Ended
Dec. 31, 2025
EBP 001
Plan Expenses [Line Items]
Plan Expenses	Plan Expenses
Fees incurred by the Plan for investment management services are included in the net appreciation (depreciation) in fair value of investments. Transfer taxes and other costs and expenses, if any, except for administrative costs of the Company associated with the sale and transfer of Linde plc ordinary shares, are deducted from the sale proceeds or charged to the participant account (for purchases). For the year ended December 31, 2025, the Company paid all costs of Plan administration and expenses of collecting and distributing amounts from and to the participants. Amounts paid by the Company for Plan expenses during 2025 were insignificant.